UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2010
Comm Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-17455	23-2242292

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 North State Street, Clarks Summit, PA	18411

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (570) 586-0377
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
On December 3, 2010, Comm Bancorp, Inc. (the “Registrant”) held a special meeting of its stockholders to approve the Agreement and Plan of Merger dated as of August 9, 2010, between F.N.B. Corporation and Comm Bancorp, Inc. (the “Merger Plan”) and a proposal to adjourn this special meeting, if necessary, to solicit additional votes to approve the Merger Plan. The results of the voting were as follows:
Description of Matter Submitted
Proposal 1: Approval and Adoption of the Agreement and Plan of Merger

For	Against	Abstain
1,476,821	16,174	13,339
Proposal 2: Adjournment or Postponement of the Special Meeting

For	Against	Abstain
1,466,475	23,936	15,925
The Registrant and F.N.B. Corporation issued a joint press release immediately after this special meeting of stockholders, a copy of which is attached to this report as exhibit Item 99.1.
Item 9.01. Financial Statements and Exhibits.
d) Exhibits.
The following materials are furnished as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Joint Press Release dated December 3, 2010.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Comm Bancorp, Inc. (Registrant)

Date: December 6, 2010	By:	/s/ Scott A. Seasock
Scott A. Seasock
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Joint Press Release dated December 3, 2010.

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